Exhibit 99.1

December 5, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read Item 4.01 of Form 8-K of Eagle Capital Growth Fund, Inc. dated December 5, 2022, and agree with the statements concerning our firm contained therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ Plante & Moran, PLLC
Grand Rapids, MI